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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated September 17, 1999 relating to the consolidated financial statements and financial statement schedule of Crossroads Systems, Inc. and Subsidiary, which appear in Amendment No. 3 to the Registration Statement on Form S-1 filed on October 18, 1999 (file No. 333-85505).


/s/ PRICEWATERHOUSECOOPERS LLP

Austin, Texas
December 8, 1999